Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
February 28, 1999



Expected B Maturity 9/15/2005


Blended Coupon 5.4188%


Excess Protection Level
3 Month Average   5.83%
February, 1999   5.80%
January, 1999   5.53%
December, 1998   6.16%


Cash Yield17.86%


Investor Charge Offs 5.13%


Base Rate 6.93%


Over 35 Day Delinquency 5.38%


Seller's Interest 9.80%


Total Payment Rate13.67%


Total Principal Balance$40,800,539,305.60


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,998,619,787.11